WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED, AND THE PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED

At a meeting of the William Blair Large Cap Growth Fund’s (the “Fund”) shareholders held on November 12, 2020, the Fund’s shareholders voted to approve a change to the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from a “diversified” to a “non-diversified” fund.

Accordingly, effective immediately, the Fund is classified as a “non-diversified” fund within the meaning of the 1940 Act and the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The second sentence of the first paragraph under the section titled “Principal Investment Strategies” in the Summary Prospectus and in the summary section of the Prospectus is replaced with the following:

The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap domestic growth companies that are expected to exhibit quality growth characteristics.

The following sentence is added as the fourth paragraph under the section titled “Principal Investment Strategies” in the Summary Prospectus and in the summary section of the Prospectus:

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The following is added under the section titled “Principal Risks” in the Summary Prospectus and in the summary section of the Prospectus immediately preceding “Operational and Technology Risk”:

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The chart titled “U.S. and Global/International Equity Funds” in the “PRINCIPAL RISKS” section of the Prospectus is updated to reflect the inclusion of “Non-Diversification Risk” for the Fund.

In the “PRINCIPAL RISKS” section of the Prospectus, the following is added immediately following “LIBOR Transition Risk”:

Non-Diversification Risk. The Large Cap Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Dated: November 16, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus and Prospectus for future reference.